THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVULONE 2019

Supplement dated August 16, 2023 to the Prospectus dated May 1, 2023

The purpose of this supplement is to clarify certain information contained in your flexible premium variable life insurance contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The following section replaces the table under “Policy Charges And Fees”:
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We reserve the right to change this charge, but guarantee it will not exceed the maximum rates as shown in the "Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses" table of this prospectus. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment".
The amount of the Premium Load depends on the Policy Year in which the Premium Payment is made, as follows:
Policy Years 1 - 5	Guaranteed Maximum: 10%
Policy Years 6 - 10	Guaranteed Maximum: 8%
Policy Years 11 and beyond	Guaranteed Maximum: 6%

Please retain this supplement for future reference.